Exhibit 32
CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND
PRINCIPAL ACCOUNTING OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
This certification is given by the undersigned Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Umpqua Holdings Corporation (the “registrant”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the registrant’s annual report on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant

/s/ Raymond P. Davis
Raymond P. Davis
President and Chief Executive Officer Umpqua Holdings Corporation (Principal Executive Officer)

/s/ Daniel A. Sullivan
Daniel A. Sullivan
Executive Vice President and Chief Financial Officer Umpqua Holdings Corporation (Principal Financial Officer)

/s/ Ronald L. Farnsworth
Ronald L. Farnsworth
Senior Vice President/Finance (Principal Accounting Officer)

February 28, 2007